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                                                                    EXHIBIT 23.2


                       CONSENT OF PRICEWATERHOUSECOOPERS,
                            INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88869) of Illuminet Holdings, Inc. of our report dated March 17, 2000 relating to the financial statements of National Telemanagement Corporation and subsidiary (not presented separately herein with respect to the financial statements), which appears in the Current Report on Form 8-K of Illuminet Holdings, Inc. dated October 5, 2000.




PricewaterhouseCoopers LLP


Dallas, Texas
October 5, 2000